Supplement Dated August 1, 2011
to the
Prospectus Dated May 1, 2011 for
Scudder DestinationsSM Annuity
Issued By
Zurich American Life Insurance Company
(formerly known as Kemper Investors Life Insurance Company)
through its
ZALICO Variable Annuity Separate Account
(formerly known as KILICO Variable Annuity Separate Account)
This supplement contains important information you should know about your Scudder DestinationsSM variable annuity contract (the “Contract”). Please read this supplement carefully and keep it with your Contract Prospectus for future reference. The following information amends the Prospectus for your Contract.
On June 30, 2011, the Board of Trustees of Credit Suisse Trust approved the liquidation of the International Equity Flex III Portfolio (the “Equity Flex III Portfolio”), an investment option under your Contract, pursuant to the terms of a Plan of Liquidation and Dissolution (the “Plan”). If the Plan is approved by the Equity Flex III Portfolio’s shareholders, the liquidation (the “Liquidation”) will occur on or about October 12, 2011 (the “Liquidation Date”). As a result of this proposed action:
•	On August 12, 2011, we will close the variable subaccount that invests in the Equity Flex III Portfolio (the “Credit Suisse Trust-International Equity Flex III Subaccount”) as an investment option under your Contract, and you will no longer be able to allocate net Purchase Payments or transfer Contract Value into it; and

•	On the Liquidation Date, we will automatically transfer any of your Contract Value that remains in the Credit Suisse Trust- International Equity Flex III Subaccount to the variable subaccount that invests in DWS Variable Series II’s DWS Money Market VIP Portfolio (the “DWS Money Market Subaccount”).
If you currently have Contract Value allocated to the Credit Suisse Trust-International Equity Flex III Subaccount, you should consider moving your entire Contract Value in the Credit Suisse Trust-International Equity Flex III Subaccount to one or more other variable subaccounts and/or the Fixed Account before the Liquidation Date. You should also consider terminating any plans to make additional allocations to the Credit Suisse Trust-International Equity Flex III Subaccount between now and August 12, 2011, when that variable subaccount will be closed. Any Contract Value that remains invested in the Credit Suisse Trust-International Equity Flex III Subaccount on the Liquidation Date will be transferred automatically to the DWS Money Market Subaccount.
At any time before the Liquidation Date, you may transfer your entire Contract Value in the Credit Suisse Trust-International Equity Flex III Subaccount to any of the other variable subaccounts or the Fixed Account of your Contract. If you wish to transfer your Contract Value in the Credit Suisse Trust-International Equity Flex III Subaccount to any other variable subaccount or the Fixed Account available under your Contract, then you may either:
•	submit written instructions by mail to our Service Center, or

•	provide instructions to our Service Center by facsimile transmission at 1-864-609-3962, or

•	if you have provided proper authorization and validating information for making telephone transfers to our Service Center, by calling at 1-800-449-0523 (toll free).

If we transfer your Contract Value in the Credit Suisse Trust-International Equity Flex III to the DWS Money Market Subaccount on the Liquidation Date, then, thereafter, you may transfer such Contract Value from the DWS Money Market Subaccount to any of the other available variable subaccounts or to the Fixed Account.
Currently, you may make twelve free transfers each Contract Year. We may impose a $25 charge per transfer on each transfer from and among the subaccounts after the twelfth transfer during a Contract Year before the Annuity Date. However, there will be no charge if you transfer your entire Contract Value out of the Credit Suisse Trust-International Equity Flex III on a date before the Liquidation Date in response to this supplement, or if, on the Liquidation Date, we transfer your entire Contract Value from the Credit Suisse Trust-International Equity Flex III to the DWS Money Market Subaccount. In addition, if we transfer your Contract Value to the DWS Money Market Subaccount on the Liquidation Date, there will be no charge if you thereafter, in one transaction, move that Contract Value from the DWS Money Market Subaccount to one or more available variable subaccounts or to the Fixed Account within 60 days after the Liquidation Date. None of the transfers described above that are made in connection with the Liquidation will count toward the number of free transfers available to you during this Contract Year.
Contract owners who have given us instructions to automatically allocate new net Purchase Payments to the Credit Suisse Trust-International Equity Flex III, or who have selected Dollar Cost Averaging or Automatic Account Rebalancing programs to make allocations to the Credit Suisse Trust-International Equity Flex III, should provide us with new allocation instructions. If we receive no new instructions, then any such allocations made after August 12, 2011 will be invested in the DWS Money Market Subaccount until we receive other instructions.
The Funds. Detailed information about the other underlying funds available as investment options under your Contract can be found in the current prospectuses for those funds. You should read the prospectuses carefully and carefully consider the investment objectives, charges, expenses and risks of any investment option to which you allocate net premium payments or transfer or allocate Contract Value. You may order a fund and/or Contract prospectus by calling our Service Center at 1-800-449-0523 (toll free) or writing our Service Center at Scudder DestinationsSM Service Team, P.O. Box 19097, Greenville, SC 29602-9097.
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If you have any questions regarding this supplement, please contact the registered representative who sold you your Contract, or write to or call our Service Center at Scudder DestinationsSM Service Team, P.O. Box 19097, Greenville, SC 29602-9097 and 1-800-449-0523.

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